UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2026
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Nathan E. Bekke

On April 23, 2026, the Board of Directors (the “Board”) of Lee Enterprises, Incorporated (the “Company”) appointed Nathan E. Bekke as President and Chief Executive Officer of the Company. Mr. Bekke, age 56, had been serving as President and Interim Chief Executive Officer since February 5, 2026, and previously served as Chief Operating Officer since 2025 following his tenure as Operating Vice President and Vice President of Audience Strategy, a role he held since 2020. Mr. Bekke joined the company in 1988 and has held a broad range of leadership positions over his more than three decades of service.

Appointment of Joshua P. Rinehults

On April 23, 2026, the Board appointed Joshua P. Rinehults as Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Rinehults, age 45, had been serving as Vice President, Interim Chief Financial Officer and Treasurer since February 2, 2026. He previously served as Vice President of Finance since November 2020 and as Finance Director from March 2020 to November 2020.

Prior to joining the Company, Mr. Rinehults held various financial and accounting roles with BH Media Group from 2012 to 2020, Media General from 2007 to 2012, and served as a senior auditor with Ernst & Young LLP from 2003 to 2007.

Compensation

No formal written agreements were executed with respect to the compensation arrangements described below. However, the Executive Compensation Committee of the Board of Directors (the “Committee”) approved the following compensation levels, as reflected in the minutes of the Committee meeting at which such approvals were granted.

Mr. Rinehults’ compensation consists of an annual base salary of $450,000 and a target annual bonus opportunity equal to 50% of his base salary.

Mr. Bekke’s compensation consists of an annual base salary of $700,000 and a target annual bonus opportunity equal to 100% of his base salary.

In each case, the target annual bonus opportunity is structured such that 50% is payable in cash and 50% is payable in the form of restricted stock awards (“RSAs”), subject to the terms and conditions of the Company’s applicable equity incentive plan and the related award agreements.

The Company has not yet established target levels or grant amounts for long-term equity compensation for Messrs. Bekke and Rinehults. The Company expects to determine such awards at a later date, at which time it will disclose the material terms of such compensation as required by applicable securities laws.
Item 7.01. Regulation FD Disclosure

On April 24, 2026, the Company issued a press release naming Nathan E. Bekke and Joshua P. Rinehults as the Company's President and Chief Executive Officer and Vice President, Chief Financial Officer and Treasurer, respectively. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	April 24, 2026	By:	/s/ Joshua P. Rinehults
Joshua P. Rinehults
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)